EXHIBIT 99(a)(2)

                              LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

                                       OF

                            FERROFLUIDICS CORPORATION
                        PURSUANT TO THE OFFER TO PURCHASE
                             DATED OCTOBER 26, 1999
                                       BY

                           FERROTEC ACQUISITION, INC.
                          A WHOLLY-OWNED SUBSIDIARY OF

                              FERROTEC CORPORATION

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
       TIME, ON TUESDAY, NOVEMBER 23, 1999, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY

By Mail:                                          By Hand or Overnight
40 Wall Street, 46th Floor                        Delivery:
New York, NY 10005                                40 Wall Street, 46th Floor
Attn: Reorganization                              New York, NY 10005
Department                                        Attn:  Reorganization
                                                  Department

                            By Facsimile Transmission
                        (for Eligible Institutions Only):
                                 (718) 234-5001

                 Confirm Receipt of Facsimile by Telephone Only:
                                 (718) 921-8200
                              For Information Call:
                                 (718) 921-8200

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase (as defined below). Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders."

         Shareholders whose certificates are not immediately available or who cannot deliver their Shares and all other documents required hereby to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date (as defined in the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. See Instruction 2. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

         Name of Tendering Institution

         -----------------------------------------------------------------------

         Account Number

         -----------------------------------------------------------------------

         Transaction Code Number

         -----------------------------------------------------------------------

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Owner(s)

         -----------------------------------------------------------------------

         Window Ticket Number (if any)

         -----------------------------------------------------------------------

         Date of Execution of Notice of Guaranteed Delivery

         -----------------------------------------------------------------------

         Name of Institution which Guaranteed Delivery

         -----------------------------------------------------------------------

         IF DELIVERED BY BOOK-ENTRY TRANSFER, CHECK BOX:  |_|

         Account Number

         -----------------------------------------------------------------------

         Transaction Code Number

         -----------------------------------------------------------------------

                BOXES ABOVE FOR USE BY ELIGIBLE INSTITUTIONS ONLY
--------------------------------------------------------------------------------

                         DESCRIPTION OF SHARES TENDERED

          NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                       SHARE  CERTIFICATE(S) AND
  SHARE(S) (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)          TENDERED (ATTACH ADDITIONAL LIST IF
                    ON SHARE CERTIFICATE(S))                                             NECESSARY)

                                                                                 TOTAL NUMBER
                                                                                   OF SHARES
                                                                 SHARE            REPRESENTED           NUMBER OF
                                                              CERTIFICATE             BY                  SHARES
                                                              NUMBER(S)*        CERTIFICATE(S)*         TENDERED**
                                                           -----------------   -----------------    ------------------

                                                           -----------------   -----------------    ------------------

                                                           -----------------   -----------------    ------------------
                                                           TOTAL
                                                           SHARES
                                                                               -----------------    ------------------


*        Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificate(s) delivered to the Depositary are being tendered. See Instruction 4.

|_| CHECK HERE IF YOU CANNOT LOCATE YOUR CERTIFICATE(S) AND REQUIRE ASSISTANCE IN REPLACING THEM. UPON RECEIPT OF NOTIFICATION BY THIS LETTER OF TRANSMITTAL, THE COMPANY'S STOCK TRANSFER AGENT WILL CONTACT YOU DIRECTLY WITH REPLACEMENT INSTRUCTIONS.


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         The undersigned hereby tenders to Ferrotec Acquisition, Inc., a Massachusetts corporation (the "Purchaser") and a wholly-owned subsidiary of Ferrotec Corporation, a Japanese corporation ("Parent"), the above-described shares of Common Stock, $.004 par value per share (the "Common Stock"), including the associated preferred share purchase rights (the "Rights," and together with the Common Stock, the "Shares"), of Ferrofluidics Corporation, a Massachusetts corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Shares at a price of $6.50 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 26, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or in part from time to time, to one or more direct or indirect wholly-owned subsidiaries of Parent, the right to purchase Shares tendered pursuant to the Offer.

         The Company has distributed one Right for each outstanding share of Common Stock pursuant to the Rights Agreement, dated as of August 3, 1994, as amended, between the Company and American Stock Transfer and Trust Company, as Rights Agent. The Company has taken all necessary action to make the Rights Agreement inapplicable to Parent, the Purchaser, and their respective affiliates and associates in connection with the transactions contemplated by the Merger Agreement (as such terms are defined in the Offer to Purchase).

         Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after October 26, 1999 (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares and all Distributions for cancellation and transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and all Distributions and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, claims, charges and encumbrances, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and all Distributions. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any such Distributions issued to the undersigned, in respect of the tendered Shares, accompanied by documentation of transfer, and pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and, subject to the terms of the Merger Agreement (as defined in the Offer to Purchase), may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

         All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

         The undersigned hereby irrevocably appoints Richard R. Cesati, II or Akira Yamamura, and each of them, and any other designees of the Purchaser, the attorneys and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's shareholders or otherwise act (including pursuant to written consent) in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, to execute any written consent concerning any matter as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act with respect to, all the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time any such vote or action is taken (and any and all Distributions issued or issuable in respect thereof) and with respect to which the undersigned is entitled to vote. This appointment is effective when and only to the extent that the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy is coupled with an interest in the tendered Shares, is irrevocable and is granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall revoke all prior powers of attorney and proxies given by the undersigned at any time with respect to such Shares and no subsequent powers of attorney or proxies may be given by the undersigned (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting and other rights with respect to such Shares, including voting at any meeting of shareholders then scheduled.

         The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the tendered Shares. The Purchaser's acceptance for payment of Shares pursuant to the Offer will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

         Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any certificates for Shares not tendered or accepted for payment, in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased, and/or any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price of any Shares purchased, and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of, and mail said check and/or any certificates to, the person or persons so indicated. In the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with any Shares not accepted for payment. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

         To be completed ONLY if certificate(s) for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned.

Issue:   |_|Check       |_|Certificate(s) to:

Name
        ------------------------------------------------------------------------
                                 (Please Print)

Address
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (Include Zip Code)

        ------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)
                    (See Substitute Form W-9 Included Herein)

                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

         To be completed ONLY if Certificate(s) for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be delivered to someone other than the undersigned or to the undersigned at an address other than that appearing under "Description of Shares Tendered."

Deliver:   |_|Check       |_|Certificate(s) to:

Name
        ------------------------------------------------------------------------
                                 (Please Print)

Address
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (Include Zip Code)

                             SHAREHOLDERS SIGN HERE
                    (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (Signature(s) of Owner(s))

         (MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN- FACT, OFFICERS OF CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH FULL TITLE. SEE INSTRUCTION 5. FOR INFORMATION CONCERNING SIGNATURE GUARANTEES, SEE INSTRUCTION 1.)

Dated:                                                                    , 1999
        ------------------------------------------------------------------------

Name(s):
        ------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
                      ----------------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Daytime Area Code and Telephone Number:
                                       -----------------------------------------

Tax Identification or Social Security Number:
                                             -----------------------------------

--------------------------------------------------------------------------------

                         (See Substitute Form W-9 Below)

                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

AUTHORIZED SIGNATURE
                    ------------------------------------------------------------


Name:
     ---------------------------------------------------------------------------
                                 (Please Print)

Title:
     ---------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------


Address:
        ------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------

Dated:                                                                    , 1999
      --------------------------------------------------------------------------

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. GUARANTEE OF SIGNATURE. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National
Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (each an "Eligible Institution," and collectively, "Eligible Institutions"). No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the facing page hereto or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by shareholders either if certificates for Shares are to be forwarded herewith or if a tender of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 2 of the Offer to Purchase. For Shares to be validly tendered pursuant to the Offer, (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of the Depositary's addresses set forth herein and either certificates or a timely Book-Entry Confirmation for tendered Shares must be received by the Depositary at one of such addresses, in each case prior to the Expiration Date (as defined in the Offer to Purchase), or (ii) the tendering shareholder must comply with the guaranteed delivery procedure set forth below.

         Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery provided by the Purchaser (or facsimile thereof) must be received by the Depositary prior to the Expiration Date and (iii) the certificates for all physically tendered Shares, or a Book-Entry Confirmation with respect to all tendered Shares, together with this properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase. A "trading day" is any day on which The New York Stock Exchange is open for business.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

         3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

         4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE SHAREHOLDERS ONLY). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

         If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

         When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares tendered hereby, the certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates for such Shares. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay, or cause to be paid, any stock transfer taxes with respect to the transfer and sale of Shares to it or its assignee pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any persons other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on the account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

         7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of and/or certificates for Shares not accepted for payment are to be returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any shareholder tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility from which such transfer was made.

         8. WAIVER OF CONDITIONS. Except as otherwise provided in the Offer to Purchase, the Purchaser expressly reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer or any defect or irregularity in the tender with regard to any Shares tendered.

         9. SUBSTITUTE FORM W-9. The tendering shareholder (or other payee) is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the shareholder's social security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the shareholder (or other payee) is not subject to backup withholding. If a tendering shareholder is subject to backup withholding, he or she must cross out item (2) of the Certification Box on Substitute Form W-9 before signing such Form. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax withholding on the payment of the purchase price. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all such payments for surrendered Shares thereafter until a TIN is provided to the Depositary.

         10. LOST OR DESTROYED CERTIFICATES. If any certificate(s) representing Shares has been lost or destroyed, the shareholder should check the appropriate box on the front of the Letter of Transmittal. The Company's stock transfer agent will then instruct such shareholder as to the procedure to be followed in order to replace the certificate(s). The shareholder will have to post a surety bond of approximately 2% of the current market value of the stock. This Letter of Transmittal and related documents cannot be processed until procedures for replacing lost or destroyed certificates have been followed.

         11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to D.F. King & Co., Inc. at its location set forth below.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF) TOGETHER WITH CERTIFICATES OR A BOOK-ENTRY CONFIRMATION FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY (OR A FACSIMILE COPY THEREOF) MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a shareholder surrendering Shares must provide the Depositary with his correct TIN on Substitute Form W-9 on this Letter of Transmittal. If the shareholder is an individual, his TIN is his social security number. If the correct TIN is not provided, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments made in exchange for the surrendered Shares may be subject to backup withholding of 31%.

         Certain persons (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding and reporting requirements. In order for an exempt foreign shareholder to avoid backup withholding, that person should complete, sign and submit a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to his exempt status. A Form W-8 can be obtained from the Depositary. Exempt shareholders, other than foreign shareholders, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payment made to payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent Federal income tax backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of his or her correct TIN (or the TIN of any other payee) by completing the Substitute Form W-9 included in this Letter of Transmittal certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such payee is awaiting a TIN) and that
(2) the shareholder is not subject to backup withholding because (i) the shareholder has not been notified by the Internal Revenue Service that the shareholder is subject to federal income tax backup withholding as a result of a failure to report all interest and dividends or (ii) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to federal income tax backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

         The shareholder is required to give the Depositary the TIN, generally the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price until a TIN is provided to the Depositary.

------------------------------------------------------------------------------------------------------------------------------------
PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY
------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                      PART I -- PLEASE PROVIDE YOUR CORRECT TIN IN      --------------------------------------------------
FORM                            THE BOX AT RIGHT AND CERTIFY BY SIGNING           Social Security Number
W-9                             AND DATING BELOW
DEPARTMENT OF THE                                                                 OR
TREASURY
INTERNAL REVENUE SERVICE
                                                                                  --------------------------------------------------
                                                                                   Employer Identification Number
                                                                                  (If awaiting TIN, write "Applied For")
                                ----------------------------------------------------------------------------------------------------
Payer's Request for             PART II -- For Payees NOT subject to backup withholding, see the enclosed Guidelines for
Taxpayer Identification         Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed
Number (TIN)                    therein
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATION--Under the penalties of perjury, I certify that:

(1) The number shown on this form is my correct  taxpayer  identification  number (or I am waiting for a number to be issued to me),
and
(2) I am not subject to backup withholding because either (a) I am exempt from backup  withholding,  (b) I have not been notified by the Internal  Revenue  Service  ("IRS") that I am subject to backup  withholding  as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATE  INSTRUCTIONS--You  must cross out item (2) above if you have been  notified  by the IRS that you are  subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were  subject  to backup  withholding  you  received  another  notification  from the IRS that you are no longer  subject  to backup withholding,  do not cross out item (2). (Also see  instructions in the enclosed  guidelines.) THE INTERNAL REVENUE SERVICE DOES NOT
REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATES REQUIRED TO AVOID BACKUP WITHHOLDING.

------------------------------------------------------------------------------------------------------------------------------------

SIGNATURE                                                                         DATE                    , 1999
          ---------------------------------------------------------                     ------------------
------------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
              WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

SIGNATURE                                            DATE
          ------------------------------------           -----------------------


         Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent as set forth below:

                     The Information Agent for the Offer is:

                              D.F. King & Co., Inc.
                                 77 Water Street
                             New York, NY 10005-4495
             Banks and Brokerage Firms call collect: (212) 269-5550

                    All others call toll-free: (800) 207-3156